BBH TRUST

BBH INTERMEDIATE MUNICIPAL BOND FUND

Class I Shares (BBIIX)

Class N Shares (BBINX)

SUPPLEMENT DATED DECEMBER 31, 2025

TO THE PROSPECTUS

DATED FEBRUARY 28, 2025

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Fees and Expenses

Effective January 1, 2026, the fee table in the section captioned “Fees and Expenses” on page 1 of the prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses*

(Expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fees	0.37%	0.37%
Shareholder Servicing Fee	0.20%	None
Distribution (12b-1) Fees	None	None
Other Expenses	0.13%	0.07%
Total Annual Fund Operating Expenses	0.70%	0.44%
Less Fee Waiver/Expense Reimbursement**	(0.05)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.65%	0.44%

*	Fees reflected in the table as of January 1, 2026.
**	Brown Brothers Harriman & Co., through a separately identifiable department (“Investment Adviser”), has contractually agreed to limit the Total Annual Fund Operating Expenses to 0.65% for Class N Shares and 0.50% for Class I Shares through March 1, 2026 (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

II.	Investment Advisory and Administrative Fee

Effective January 1, 2026, the section captioned “Investment Advisory and Administration Fee” on page 12 of the prospectus is revised by replacing the last sentence of that section with the following:

Investment Advisory Fee

For investment advisory services, the Investment Adviser receives a fee, computed daily and payable monthly, equal to 0.37% per annum on the first $2.5 billion and 0.32% per annum for amounts over $2.5 billion of the average daily net assets of the Fund. Prior to January 1, 2026, the Fund paid a combined investment advisory and administration fee to BBH&Co., through a separately identifiable department, computed daily and payable monthly, equal to 0.40% per annum on the first $2.5 billion and 0.35% per annum for amounts over $2.5 billion of the average daily net assets of the Fund. Prior to January 1, 2025, the Fund paid a combined fee, computed daily and payable monthly, equal to 0.40% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses. For the most recent fiscal year, the Fund, after expense waivers and reimbursements, paid the Investment Adviser 0.40% of the Fund’s average daily net assets. A discussion of the Board’s most recent approval of the Fund’s investment advisory agreement will be available in the Fund’s semi-annual report on Form N-CSR for the period ending April 30, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.